UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein:

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On January 12, 2016, the Board of Directors of the Company (the “Board”) appointed Christopher T. Jenny to the Board and the Board’s Corporate Governance and Nominating Committee, effective January 12, 2016, to serve until the Company’s 2016 annual meeting of stockholders. There is no arrangement or understanding between Mr. Jenny and any other person pursuant to which Mr. Jenny was selected as a director, and Mr. Jenny has not participated in any “related-party transactions” with the Company as set forth in Item 404(a) of Regulation S-K. The Board has also determined that Mr. Jenny is “independent” as defined under New York Stock Exchange and Securities and Exchange Commission rules and guidance as well as under the Board’s Corporate Governance Guidelines and its Categorical Independence Standards.

Mr. Jenny will receive the Company’s standard compensation package for non-employee directors. We described this standard compensation package in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2015. He and the Company also entered into the Company’s standard form of Indemnification Agreement for members of its Board, which we previously filed as Exhibit 10.1 to, and described in, the Company’s Current Report on Form 8-K filed on December 8, 2009.

Item 7.01	Regulation FD Disclosure.

On January 14, 2016, the Company issued a press release announcing the appointment of Mr. Jenny to the Board. We have attached a copy of that press release as Exhibit 99.1 hereto and incorporate it by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

The exhibit listed below is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release announcing the appointment of Christopher T. Jenny as a Director of the Company, dated January 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2016	CBRE GROUP, INC.
	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer